SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MULTI-ASSET FUNDS
For the Allspring Absolute Return Fund
Allspring Asset Allocation Fund
Allspring Real Return Fund
(together, the “Funds”)

Effective immediately, the section entitled “Manager and Other Service Providers - Sub-Advisers” is replaced with the following:

Sub-Advisers

Allspring Funds Management has engaged Allspring Global Investments (UK) Limited (“Allspring UK”) and Allspring Global Investments, LLC (“Allspring Investments”) to serve as sub-advisers to the Fund (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), as indicated in the table below. Subject to the direction of the Board and the overall supervision and control of Allspring Funds Management and the Trust, the Sub-Advisers provide day-to-day portfolio management for the Fund. The Sub-Advisers furnish to Allspring Funds Management periodic reports on the investment activity and performance of the Fund. The Sub-Advisers also furnish such additional reports and information as Allspring Funds Management and the Board and Officers may reasonably request. Allspring Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid Allspring UK or Allspring Investments.

For providing investment sub-advisory services to the Funds, the Sub-Adviser is entitled to receive monthly fees at the annual rates indicated below of each Fund’s average daily net assets. These fees may be paid by Allspring Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Allspring Funds Management for advisory fees will be reduced accordingly.

Fund	Sub-Adviser	Fee
Absolute Return Fund	Allspring UK	0.075%
	Allspring Investments	0.075%
Asset Allocation Fund	Allspring Investments	First $250M Over $250M	0.100% 0.050%
Real Return Fund[1]	Allspring UK	First $100M Next $200M Next $200M Over $500M	0.100% 0.085% 0.080% 0.060%
	Allspring Investments	First $100M Next $200M Next $200M Over $500M	0.180% 0.165% 0.140% 0.120%
1.	Represents the sub-advisory fee payable by Allspring Funds Management to the referenced Sub-Adviser as Sub-Adviser to the portfolio of Master Trust in which the feeder Fund invests. Allspring Funds Management expects that this would be the proposed sub-advisory fee payable by Allspring Funds Management to the referenced Sub-Adviser as Sub-Adviser if the feeder Fund converts into a stand-alone Fund.

October 29, 2024